Exhibit 99.1

For Immediate Release

Contact:	Ken Bond	Deborah Hellinger
	Oracle Investor Relations	Oracle Corporate Communications
	1.650.607.0349	1.212.508.7935
	ken.bond@oracle.com	deborah.hellinger@oracle.com

Q1 FY17 GAAP SAAS AND PAAS REVENUES WERE UP 77%, AND UP 79% IN CONSTANT CURRENCY

Q1 FY17 Non-GAAP SaaS and PaaS Revenues grew 82% in Constant Currency

REDWOOD SHORES, Calif., September 15, 2016 — Oracle Corporation (NYSE: ORCL) today announced fiscal 2017 Q1 results. Total Revenues were $8.6 billion, up 2% in U.S. dollars and up 3% in constant currency. Cloud plus On-Premise Software Revenues were $6.8 billion, up 5% in U.S. dollars and up 6% in constant currency. Cloud software as a service (SaaS) and platform as a service (PaaS) revenues were $798 million, up 77% in U.S. dollars and up 79% in constant currency. Total Cloud Revenues, including infrastructure as a service (IaaS), were $969 million, up 59% in U.S. dollars and up 61% in constant currency. Operating Income was $2.6 billion and Operating Margin was 31%. Non-GAAP Operating Income was $3.4 billion and non-GAAP Operating Margin was 39%. Net Income was $1.8 billion while non-GAAP Net Income was $2.3 billion. Earnings Per Share was up 10% to $0.43, while non-GAAP Earnings Per Share was up 4% to $0.55. GAAP and non-GAAP Earnings Per Share was negatively impacted by three factors: 1 cent because of a higher tax rate due to more cloud sales being in the U.S, half of one cent because of borrowing, and 1 cent due to strengthening of the U.S. dollar.

Short-term deferred revenues were $9.5 billion, up 4% in U.S. dollars and up 5% in constant currency compared with a year ago. Operating cash flow on a trailing twelve-month basis was $13.7 billion.

“Our Cloud business plus our On-Premise Software business grew 7% in constant currency in the first quarter, on a non-GAAP basis,” said Oracle CEO, Safra Catz. “The overall top-line growth of our two strategic businesses was driven by non-GAAP SaaS and PaaS revenue growing 82% in constant currency, substantially outperforming our guidance. As our SaaS and PaaS business continues its rapid growth, we expect its gross margins to climb from 62% this quarter toward our 80% target.”

“This year we are on track to sell more than $2 billion of SaaS and PaaS annually recurring revenue,” said Oracle CEO, Mark Hurd. “We believe this will be the second year in a row that Oracle has sold more SaaS and PaaS than any cloud services provider. In the first quarter alone, we added more than 750 new SaaS customers including 344 new SaaS Fusion ERP customers – that’s more ERP customers than Workday has sold in the history of their company.”

“Next week at Oracle OpenWorld, we will introduce the second generation of our Infrastructure as a Service,” said Larry Ellison, Oracle Chairman and CTO. “Our Generation2 IaaS delivers twice the compute, twice the memory, four times the storage and ten times more I/O at a 20% lower price than Amazon Web Services. IaaS represents a huge new cloud opportunity for Oracle to layer on top of our rapidly growing SaaS and PaaS businesses.”

The Board of Directors also declared a quarterly cash dividend of $0.15 per share of outstanding common stock. This dividend will be paid to stockholders of record as of the close of business on October 12, 2016, with a payment date of October 26, 2016.

Q1 Fiscal 2017 Earnings Conference Call and Webcast

Oracle will hold a conference call and webcast today to discuss these results at 2:00 p.m. Pacific. You may listen to the call by dialing (816) 287-5563, Passcode: 425392. To access the live webcast of this event, please visit the Oracle Investor Relations website at http://www.oracle.com/investor. In addition, Oracle’s Q1 results and Fiscal 2017 financial tables are available on the Oracle Investor Relations website.

A replay of the conference call will also be available by dialing (855) 859-2056 or (404) 537-3406, Passcode: 77971381.

About Oracle

Oracle offers a comprehensive and fully integrated stack of cloud applications and platform services. For more information about Oracle (NYSE: ORCL), visit www.oracle.com or contact Investor Relations at investor_us@oracle.com or (650) 506-4073.

# # #

Trademarks

Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s future plans, expectations, beliefs, intentions and prospects, including statements regarding our expectations of future growth in our SaaS and PaaS gross margins and recurring revenues; our introduction of new products; and the opportunities to grow the IaaS business are all “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Our cloud computing strategy, including our Oracle Cloud SaaS, PaaS, IaaS and data as a service offerings, may not be successful. (2) If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our products and support services in a timely manner or to position and/or price our products and services to meet market demand, customers may not buy new software licenses, cloud software subscriptions or hardware systems products or purchase or renew support contracts. (3) If the security measures for our software, hardware, services or Oracle Cloud offerings are compromised or if such offerings contain significant coding, manufacturing or configuration errors, we may experience reputational harm, legal claims and financial exposure. (4) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, fluctuations in currency exchange rates, delays in delivery of new products or releases or a decline in our renewal rates for support contracts. (5) Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses. (6) Economic, geopolitical and market conditions, including the continued slow economic recovery in the U.S. and other parts of the world, can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. (7) We have an active acquisition program and our acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. A detailed discussion of these factors and other risks that affect our business is contained in our U.S. Securities and Exchange Commission (SEC) filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this press release is current as of September 15, 2016. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q1 FISCAL 2017 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended August 31,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (1)
	2016	% of Revenues		2015	% of Revenues

REVENUES
Cloud software as a service and platform as a service	$798	9%		$451	5%		77%		79%
Cloud infrastructure as a service	171	2%		160	2%		7%		10%

Total cloud revenues	969	11%		611	7%		59%		61%

New software licenses	1,030	12%		1,151	14%		(11%	)	(10%	)
Software license updates and product support	4,792	56%		4,696	56%		2%		3%

Total on-premise software revenues	5,822	68%		5,847	70%		0%		1%

Total cloud and on-premise software revenues	6,791	79%		6,458	77%		5%		6%

Hardware products	462	6%		570	7%		(19%	)	(18%	)
Hardware support	534	6%		558	6%		(4%	)	(3%	)

Total hardware revenues	996	12%		1,128	13%		(12%	)	(11%	)

Total services revenues	808	9%		862	10%		(6%	)	(5%	)

Total revenues	8,595	100%		8,448	100%		2%		3%

OPERATING EXPENSES
Sales and marketing	1,919	22%		1,731	21%		11%		12%
Cloud software as a service and platform as a service	319	4%		276	3%		16%		18%
Cloud infrastructure as a service	96	1%		89	1%		9%		10%
Software license updates and product support	275	3%		291	4%		(6%	)	(4%	)
Hardware products	242	3%		303	4%		(20%	)	(19%	)
Hardware support	149	2%		180	2%		(18%	)	(16%	)
Services	695	8%		711	8%		(2%	)	0%
Research and development	1,520	17%		1,390	17%		9%		11%
General and administrative	315	4%		257	3%		22%		25%
Amortization of intangible assets	311	4%		452	5%		(31%	)	(31%	)
Acquisition related and other	14	0%		31	0%		(55%	)	(54%	)
Restructuring	99	1%		83	1%		19%		23%

Total operating expenses	5,954	69%		5,794	69%		3%		4%

OPERATING INCOME	2,641	31%		2,654	31%		(1%	)	0%
Interest expense	(416)	(5%	)	(374)	(4%	)	11%		11%
Non-operating income, net	148	2%		30	0%		403%		467%

INCOME BEFORE PROVISION FOR INCOME TAXES	2,373	28%		2,310	27%		3%		4%

Provision for income taxes	541	7%		563	6%		(4%	)	(3%	)

NET INCOME	$1,832	21%		$1,747	21%		5%		6%

EARNINGS PER SHARE:
Basic	$0.44			$0.40
Diluted	$0.43			$0.40
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,119			4,317
Diluted	4,221			4,412

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2016, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the three months ended August 31, 2016 compared with the corresponding prior year period decreased our revenues by 1 percentage point, operating expenses by 1 percentage point and operating income by 1 percentage point.

ORACLE CORPORATION

Q1 FISCAL 2017 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended August 31,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (2)
	2016 GAAP	Adj.	2016 Non-GAAP	2015 GAAP	Adj.	2015 Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
TOTAL REVENUES	$8,595	$18	$8,613	$8,448	$3	$8,451	2%	2%	3%	3%

TOTAL CLOUD AND ON-PREMISE SOFTWARE REVENUES	$6,791	$18	$6,809	$6,458	$2	$6,460	5%	5%	6%	7%
Cloud software as a service and platform as a service	798	17	815	451	1	452	77%	80%	79%	82%
Cloud infrastructure as a service	171	—	171	160	—	160	7%	7%	10%	10%
New software licenses	1,030	—	1,030	1,151	—	1,151	(11%)	(11%)	(10%)	(10%)
Software license updates and product support	4,792	1	4,793	4,696	1	4,697	2%	2%	3%	3%
TOTAL HARDWARE REVENUES	$996	$—	$996	$1,128	$1	$1,129	(12%)	(12%)	(11%)	(11%)
Hardware products	462	—	462	570	—	570	(19%)	(19%)	(18%)	(18%)
Hardware support	534	—	534	558	1	559	(4%)	(4%)	(3%)	(3%)

TOTAL OPERATING EXPENSES	$5,954	$(743)	$5,211	$5,794	$(816)	$4,978	3%	5%	4%	6%
Cloud software as a service and platform as a service (3)	319	(5)	314	276	(4)	272	16%	15%	18%	17%
Stock-based compensation (3)	314	(314)	—	246	(246)	—	28%	*	28%	*
Amortization of intangible assets (4)	311	(311)	—	452	(452)	—	(31%)	*	(31%)	*
Acquisition related and other	14	(14)	—	31	(31)	—	(55%)	*	(54%)	*
Restructuring	99	(99)	—	83	(83)	—	19%	*	23%	*
CLOUD SOFTWARE AS A SERVICE AND PLATFORM AS A SERVICE MARGIN %	60%		62%	39%		40%	2,124 bp.	2,082 bp.	2,166 bp.	2,123 bp.
OPERATING INCOME	$2,641	$761	$3,402	$2,654	$819	$3,473	(1%)	(2%)	0%	(1%)
OPERATING MARGIN %	31%		39%	31%		41%	(69) bp.	(160) bp.	(82) bp.	(180) bp.
INCOME TAX EFFECTS (5)	$541	$258	$799	$563	$219	$782	(4%)	2%	(3%)	3%
NET INCOME	$1,832	$503	$2,335	$1,747	$600	$2,347	5%	(1%)	6%	0%
DILUTED EARNINGS PER SHARE	$0.43		$0.55	$0.40		$0.53	10%	4%	11%	5%
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,221	—	4,221	4,412	—	4,412	(4%)	(4%)	(4%)	(4%)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2016, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	Stock-based compensation was included in the following GAAP operating expense categories:

	Three Months Ended August 31, 2016			Three Months Ended August 31, 2015
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$63	$(63)	$—	$51	$(51)	$—
Cloud infrastructure as a service	1	(1)	—	1	(1)	—
Software license updates and product support	6	(6)	—	6	(6)	—
Hardware products	2	(2)	—	2	(2)	—
Hardware support	1	(1)	—	1	(1)	—
Services	8	(8)	—	8	(8)	—
Research and development	195	(195)	—	148	(148)	—
General and administrative	38	(38)	—	29	(29)	—

Subtotal	314	(314)	—	246	(246)	—

Cloud software as a service and platform as a service	5	(5)	—	4	(4)	—
Acquisition related and other	—	—	—	3	(3)	—

Total stock-based compensation	$319	$(319)	$—	$253	$(253)	$—

(4)	Estimated future annual amortization expense related to intangible assets as of August 31, 2016 was as follows:

Remainder of fiscal 2017	$806
Fiscal 2018	945
Fiscal 2019	836
Fiscal 2020	688
Fiscal 2021	543
Fiscal 2022	442
Thereafter	831

Total intangible assets, net	$5,091

(5)	Income tax effects were calculated reflecting an effective GAAP tax rate of 22.8% and 24.4% in the first quarter of fiscal 2017 and 2016, respectively, and an effective non-GAAP tax rate of 25.5% and 25.0% in the first quarter of fiscal 2017 and 2016, respectively. The difference between our GAAP and non-GAAP tax rate in the first quarter of fiscal 2017 was primarily due to the net tax effects on stock-based compensation expense and acquisition related items, including the tax effects of amortization of intangible assets. The difference between our GAAP and non-GAAP tax rate in the first quarter of fiscal 2016 was primarily due to the net tax effects of acquisition related items, including the tax effects of amortization of intangible assets.

*	Not meaningful

ORACLE CORPORATION

Q1 FISCAL 2017 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	August 31, 2016	May 31, 2016
ASSETS

Current Assets:
Cash and cash equivalents	$28,614	$20,152
Marketable securities	39,782	35,973
Trade receivables, net	3,407	5,385
Inventories	286	212
Prepaid expenses and other current assets	2,362	2,591

Total Current Assets	74,451	64,313
Non-Current Assets:
Property, plant and equipment, net	4,108	4,000
Intangible assets, net	5,091	4,943
Goodwill, net	35,350	34,590
Deferred tax assets	1,142	1,291
Other assets	3,081	3,043

Total Non-Current Assets	48,772	47,867

TOTAL ASSETS	$123,223	$112,180

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable and other borrowings, current	$999	$3,750
Accounts payable	551	504
Accrued compensation and related benefits	1,419	1,966
Deferred revenues	9,462	7,655
Other current liabilities	2,711	3,333

Total Current Liabilities	15,142	17,208
Non-Current Liabilities:
Notes payable, non-current	53,057	40,105
Income taxes payable	5,031	4,908
Other non-current liabilities	2,161	2,169

Total Non-Current Liabilities	60,249	47,182
Equity	47,832	47,790

TOTAL LIABILITIES AND EQUITY	$123,223	$112,180

ORACLE CORPORATION

Q1 FISCAL 2017 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Three Months Ended August 31,
	2016	2015
Cash Flows From Operating Activities:
Net income	$1,832	$1,747
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	222	219
Amortization of intangible assets	311	452
Deferred income taxes	145	(30)
Stock-based compensation	319	253
Tax benefits on the vesting of restricted stock-based awards and exercise of stock options	215	102
Other, net	39	45
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables, net	1,993	2,150
(Increase) decrease in inventories	(75)	50
Decrease in prepaid expenses and other assets	435	379
Decrease in accounts payable and other liabilities	(1,013)	(1,353)
Decrease in income taxes payable	(309)	(204)
Increase in deferred revenues	1,761	2,071

Net cash provided by operating activities	5,875	5,881

Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(5,513)	(11,669)
Proceeds from maturities and sales of marketable securities and other investments	1,752	4,644
Acquisitions, net of cash acquired	(1,143)	—
Capital expenditures	(299)	(446)

Net cash used for investing activities	(5,203)	(7,471)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(2,002)	(2,846)
Proceeds from issuances of common stock	487	296
Shares repurchased for tax withholdings upon vesting of restricted stock-based awards	(170)	(70)
Payments of dividends to stockholders	(618)	(650)
Proceeds from borrowings, net of issuance costs	13,932	—
Repayments of borrowings	(3,750)	—
Distributions to noncontrolling interests	(167)	(25)

Net cash provided by (used for) financing activities	7,712	(3,295)

Effect of exchange rate changes on cash and cash equivalents	78	(92)

Net increase (decrease) in cash and cash equivalents	8,462	(4,977)

Cash and cash equivalents at beginning of period	20,152	21,716

Cash and cash equivalents at end of period	$28,614	$16,739

ORACLE CORPORATION

Q1 FISCAL 2017 FINANCIAL RESULTS

FREE CASH FLOW - TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2016				Fiscal 2017
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
GAAP Operating Cash Flow	$13,682	$13,113	$14,252	$13,685	$13,679

Capital Expenditures	(1,636)	(1,606)	(1,606)	(1,189)	(1,042)

Free Cash Flow	$12,046	$11,507	$12,646	$12,496	$12,637

% Growth over prior year	(20)%	(22)%	(8)%	(5)%	5%
GAAP Net Income	$9,501	$9,198	$8,844	$8,901	$8,986

Free Cash Flow as a % of Net Income	127%	125%	143%	140%	141%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

ORACLE CORPORATION

Q1 FISCAL 2017 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

($ in millions)

	Fiscal 2016										Fiscal 2017
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2	Q3	Q4	TOTAL
REVENUES
Cloud software as a service and platform as a service	$451		$484		$583		$690		$2,207		$798					$798
Cloud infrastructure as a service	160		165		152		169		646		171					171

Total cloud revenues	611		649		735		859		2,853		969					969
New software licenses	1,151		1,677		1,680		2,766		7,276		1,030					1,030
Software license updates and product support	4,696		4,683		4,669		4,814		18,861		4,792					4,792

Total on-premise software revenues	5,847		6,360		6,349		7,580		26,137		5,822					5,822

Total cloud and on-premise software revenues	6,458		7,009		7,084		8,439		28,990		6,791					6,791
Hardware products	570		573		604		725		2,471		462					462
Hardware support	558		550		531		558		2,197		534					534

Total hardware revenues	1,128		1,123		1,135		1,283		4,668		996					996
Total services revenues	862		861		793		872		3,389		808					808

Total revenues	$8,448		$8,993		$9,012		$10,594		$37,047		$8,595					$8,595

AS REPORTED REVENUE GROWTH RATES
Cloud software as a service and platform as a service	34%		34%		57%		66%		49%		77%					77%
Cloud infrastructure as a service	16%		7%		(2%	)	5%		6%		7%					7%
Total cloud revenues	29%		26%		40%		49%		36%		59%					59%
New software licenses	(16%	)	(18%	)	(15%	)	(12%	)	(15%	)	(11%	)				(11%	)
Software license updates and product support	(1%	)	(2%	)	0%		3%		0%		2%					2%
Total on-premise software revenues	(4%	)	(7%	)	(4%	)	(3%	)	(5%	)	0%					0%
Total cloud and on-premise software revenues	(2%	)	(4%	)	(1%	)	0%		(2%	)	5%					5%
Hardware products	(1%	)	(20%	)	(15%	)	(11%	)	(13%	)	(19%	)				(19%	)
Hardware support	(5%	)	(11%	)	(10%	)	(5%	)	(8%	)	(4%	)				(4%	)
Total hardware revenues	(3%	)	(16%	)	(13%	)	(9%	)	(10%	)	(12%	)				(12%	)
Total services revenues	1%		(8%	)	(7%	)	(3%	)	(4%	)	(6%	)				(6%	)
Total revenues	(2%	)	(6%	)	(3%	)	(1%	)	(3%	)	2%					2%
CONSTANT CURRENCY GROWTH RATES (2)
Cloud software as a service and platform as a service	38%		39%		61%		68%		52%		79%					79%
Cloud infrastructure as a service	23%		11%		2%		8%		11%		10%					10%
Total cloud revenues	34%		31%		44%		51%		40%		61%					61%
New software licenses	(9%	)	(12%	)	(11%	)	(10%	)	(11%	)	(10%	)				(10%	)
Software license updates and product support	8%		5%		5%		4%		5%		3%					3%
Total on-premise software revenues	4%		0%		0%		(2%	)	0%		1%					1%
Total cloud and on-premise software revenues	6%		2%		3%		2%		3%		6%					6%
Hardware products	9%		(14%	)	(10%	)	(10%	)	(7%	)	(18%	)				(18%	)
Hardware support	4%		(5%	)	(5%	)	(4%	)	(3%	)	(3%	)				(3%	)
Total hardware revenues	6%		(10%	)	(8%	)	(7%	)	(5%	)	(11%	)				(11%	)
Total services revenues	10%		0%		(2%	)	(1%	)	2%		(5%	)				(5%	)
Total revenues	7%		0%		1%		0%		2%		3%					3%

GEOGRAPHIC REVENUES
REVENUES
Americas	$4,716		$4,960		$4,942		$5,847		$20,466		$4,817					$4,817
Europe, Middle East & Africa	2,456		2,645		2,661		3,120		10,881		2,413					2,413
Asia Pacific	1,276		1,388		1,409		1,627		5,700		1,365					1,365

Total revenues	$8,448		$8,993		$9,012		$10,594		$37,047		$8,595					$8,595

HEADCOUNT
GEOGRAPHIC AREA
Americas	59,901		59,999		60,437		60,329				61,221
Europe, Middle East & Africa	27,030		27,541		27,275		27,061				26,895
Asia Pacific	48,139		48,620		48,694		48,872				49,234

Total company	135,070		136,160		136,406		136,262				137,350

(1)	The sum of the quarterly information presented may vary from the year-to-date information presented due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2016 and 2015 for the fiscal 2017 and fiscal 2016 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

Q1 FISCAL 2017 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC REVENUES ANALYSIS (1)

($ in millions)

	Fiscal 2016										Fiscal 2017
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2	Q3	Q4	TOTAL
AMERICAS
Total cloud and on-premise software revenues	$3,684		$3,927		$3,964		$4,771		$16,346		$3,876					$3,876

Total hardware revenues	$589		$595		$571		$650		$2,404		$526					$526

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	2%		(3%	)	(1%	)	(3%	)	(2%	)	5%					5%
Total hardware revenues	1%		(17%	)	(17%	)	(14%	)	(12%	)	(11%	)				(11%	)
CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	6%		0%		1%		(2%	)	1%		6%					6%
Total hardware revenues	6%		(14%	)	(13%	)	(11%	)	(9%	)	(10%	)				(10%	)

EUROPE / MIDDLE EAST / AFRICA
Total cloud and on-premise software revenues	$1,873		$2,066		$2,069		$2,462		$8,471		$1,903					$1,903

Total hardware revenues	$330		$316		$349		$382		$1,377		$275					$275

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	(6%	)	(8%	)	(5%	)	4%		(3%	)	2%					2%
Total hardware revenues	(2%	)	(17%	)	(8%	)	(10%	)	(9%	)	(17%	)				(17%	)
CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	7%		3%		2%		5%		4%		7%					7%
Total hardware revenues	14%		(6%	)	(1%	)	(8%	)	(1%	)	(13%	)				(13%	)

ASIA PACIFIC
Total cloud and on-premise software revenues	$901		$1,016		$1,051		$1,206		$4,173		$1,012					$1,012

Total hardware revenues	$209		$212		$215		$251		$887		$195					$195

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	(7%	)	(3%	)	7%		9%		2%		12%					12%
Total hardware revenues	(14%	)	(11%	)	(8%	)	8%		(7%	)	(7%	)				(7%	)
CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	7%		6%		13%		11%		9%		8%					8%
Total hardware revenues	(3%	)	(3%	)	(3%	)	9%		0%		(9%	)				(9%	)

TOTAL COMPANY
Total cloud and on-premise software revenues	$6,458		$7,009		$7,084		$8,439		$28,990		$6,791					$6,791

Total hardware revenues	$1,128		$1,123		$1,135		$1,283		$4,668		$996					$996

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	(2%	)	(4%	)	(1%	)	0%		(2%	)	5%					5%
Total hardware revenues	(3%	)	(16%	)	(13%	)	(9%	)	(10%	)	(12%	)				(12%	)
CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	6%		2%		3%		2%		3%		6%					6%
Total hardware revenues	6%		(10%	)	(8%	)	(7%	)	(5%	)	(11%	)				(11%	)

(1)	The sum of the quarterly information presented may vary from the year-to-date information presented due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2016 and 2015 for the fiscal 2017 and fiscal 2016 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

APPENDIX A

ORACLE CORPORATION

Q1 FISCAL 2017 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•	Cloud software as a service and platform as a service, software license updates and product support and hardware support deferred revenues: Business combination accounting rules require us to account for the fair values of cloud software as a service and platform as a service contracts, software license updates and product support contracts and hardware support contracts assumed in connection with our acquisitions. Because these contracts are generally one year in duration, our GAAP revenues generally for the one year period subsequent to our acquisition of a business do not reflect the full amount of revenues on these assumed cloud and support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment to our cloud software as a service and platform as a service revenues, software license updates and product support revenues and hardware support revenues is intended to include, and thus reflect, the full amount of such revenues. We believe the adjustment to these revenues is useful to investors as a measure of the ongoing performance of our business. We have historically experienced high renewal rates on our software license updates and product support contracts and our objective is to increase the renewal rates on acquired and new cloud software as a service and platform as a service and hardware support contracts; however, we cannot be certain that our customers will renew our cloud software as a service and platform as a service contracts, software license updates and product support contracts or our hardware support contracts.

•	Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•	Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

•	Acquisition related and other expenses; and restructuring expenses: We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses from our non-GAAP operating expenses and net income measures. We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of personnel related costs for transitional employees, other acquired employee related costs, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination adjustments including adjustments after the measurement period has ended and certain other operating items, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those options. Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses generally diminish over time with respect to past acquisitions, we generally will incur these expenses in connection with any future acquisitions.